                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X] Preliminary Proxy Statement

[_] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                          J.C. PENNEY COMPANY, INC.
                (Name of Registrant as Specified In Its Charter)


                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (check the appropriate box):

[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
    6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

    (4) Proposed maximum aggregate value of transaction:
- --------
*Set forth the amount on which the filing is calculated and state how it was determined.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount previously paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

Notes:

                    PRELIMINARY PROXY MATERIALS: 2/28/94

JCPenney                                            William R. Howell
                                                    Chairman of the Board
                                                    and Chief Executive Officer

                                                    April 12, 1994

Dear Stockholders:

On behalf of your Board of Directors and your management, I cordially invite you to attend the Annual Meeting of Stockholders of your Company. It will be held on Friday, May 20, 1994, at 10:00 A.M., local time, at the Company's Home Office located at 6501 Legacy Drive, Plano, Texas 75024-3698.

     You will find information regarding the matters to be voted on at the meeting in the formal Notice of Meeting and Proxy Statement which are included on the following pages of this booklet.

     The vote of each and every stockholder is most important to us. We are gratified that so many of you have in the past exercised your right to vote your shares.

     WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE AS SOON AS POSSIBLE SO THAT YOUR SHARES WILL BE VOTED AT THE MEETING.

     Please note that your completed proxy will not prevent you from attending the meeting and voting in person should you so choose. We look forward to seeing you at this meeting. If you plan to attend, please so indicate in the appropriate box on your proxy. As in the past, there will be a report on operations, an opportunity to meet your Company's directors and officers, as well as time for questions. A summary of the meeting will be included in the First Quarter & Annual Meeting Report to be sent to all our stockholders.

     Thank you for your cooperation and continued support and interest in JCPenney.

                                                 Warmest Regards,


                                                 W. R. Howell

            ANY STOCKHOLDER HAVING A DISABILITY REQUIRING SPECIAL
               ASSISTANCE WHO WOULD LIKE TO ATTEND THE ANNUAL
                  MEETING SHOULD CALL THE SECRETARY OF THE
                        COMPANY AT (214) 431-1201 AND
                     REASONABLE EFFORTS WILL BE MADE TO
                           ACCOMMODATE SUCH NEEDS.
              _______________________________________________
                CUSTOMER SERVICE IS OUR NUMBER ONE PRIORITY
              _______________________________________________
     J. C. Penney Company, Inc. . P.O. Box 10001 Dallas, TX 75301-0001 Home Office . 6501 Legacy Drive . Plano, TX 75024-3698
           -------------------------------------------------------

J. C. PENNEY COMPANY, INC.
6501 Legacy Drive, Plano, Texas
75024-3698

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 20, 1994

The Annual Meeting of Stockholders of J. C. Penney Company, Inc. will be held at the Company's Home Office at 6501 Legacy Drive, Plano, Texas 75024-3698 on Friday, May 20, 1994, at 10:00 A.M., for the following purposes:

1. to elect three directors for a three-year term as described in the accompanying proxy materials;

2. to act upon a proposed amendment to the Company's Restated Certificate of Incorporation, as amended, which would increase the authorized number of shares of J. C. Penney Company, Inc. Common Stock of 50c par value from 500,000,000 to 1,250,000,000 and the total authorized number of shares of
     J. C. Penney Company, Inc. Common Stock of 50c par value and Preferred Stock without par value (such total authorized number of shares of Preferred Stock remaining unchanged) from 525,000,000 to 1,275,000,000;

3. to approve the employment of KPMG Peat Marwick as auditors to audit the accounts of the Company for the fiscal year ending January 28, 1995;

4. to act upon a resolution which the Company has been informed will be proposed by a stockholder of the Company regarding classification of the Board;

5. to act upon a resolution which the Company has been informed will be proposed by a stockholder of the Company regarding submission of the Company's stockholder rights plan to a stockholder vote; and

6.   to transact such other business as may properly come before the meeting.

     Stockholders of record at the close of business on March 21, 1994 are entitled to vote at the meeting. A complete list of those stockholders will be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours at the Company's Home Office located at 6501 Legacy Drive, Plano, Texas 75024-3698, for a period of 10 days prior to the meeting.


Plano, Texas
April 12, 1994                           C. R. Lotter, Secretary

                           YOUR VOTE IS IMPORTANT
                 PLEASE SIGN, DATE, & RETURN YOUR PROXY CARD

PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation by the Board of Directors of proxies in the accompanying form.

     IT IS IMPORTANT THAT YOUR STOCK BE REPRESENTED AT THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE IN ORDER TO BE SURE THAT YOUR SHARES WILL BE VOTED AT THE MEETING.

     You may revoke your proxy at any time before it is exercised at the meeting by submitting a written revocation, a subsequently dated proxy, or by personal vote at the meeting.

     The enclosed proxy also serves as the voting instruction card for Chemical Bank as agent ("Agent") holding shares of Common Stock of 50c par value of the Company ("Common Stock") of record for participants under the Company's Dividend Reinvestment Plan ("DRIP"). Such voting instructions are intended to cover Common Stock allocated to accounts of DRIP participants from whom an executed voting instruction card is received by the Agent by May 17, 1994 ("Voted Stock") and Common Stock allocated to the accounts of DRIP participants from whom an executed voting instruction card is not received by the Agent by May 17, 1994 ("Undirected Stock"). The Agent will vote as follows: (a) for Voted Stock, in accordance with the instructions given, and (b) for Undirected Stock, in the same proportion as the vote for the Voted Stock. Separate voting instruction cards are also being furnished to participants who beneficially own Voting Stock (as defined below) in the trusts under the Company's Savings and Profit-Sharing Retirement Plan ("Savings Plan"), the Company's Savings, Profit-Sharing and Stock Ownership Plan ("LESOP"), and the JCPenney Financial Services Thrift and Investment Retirement Plan.

     The cost of soliciting proxies will be borne by the Company. In addition to solicitation by mail, certain directors, officers, and employees of the Company may solicit proxies in person, by telephone, telegraph, or mail. The Company has also retained, on behalf of the Board of Directors, Morrow & Co., Inc. to aid solicitation by mail, telephone, telegraph, and personal interview, for a fee of approximately $22,500, plus reasonable expenses, which will be paid by the Company. The Company may also reimburse brokers and other persons holding shares in their names, or in the names of nominees, for their expenses in sending proxy material to principals and obtaining their proxies.

     The complete mailing address of the Company's principal executive offices is J. C. Penney Company, Inc., P. O. Box 10001, Dallas, Texas 75301-0001. The approximate date on which this proxy statement and the form of proxy were first sent or given to stockholders was April 12, 1994.

VOTING RIGHTS

Stockholders of record at the close of business on March 21, 1994, the record date for the Annual Meeting, are entitled to vote at the meeting. At the close of business on such date, [236,076,727] shares of Common Stock, and [1,080,421] shares of Series B ESOP Convertible Preferred Stock ("ESOP Preferred Stock") having a Common Stock voting equivalent of 20 votes per share for a combined total voting equivalent of [257,685,147] shares ("Voting Stock"), were outstanding and entitled to vote.

     On that date, a trust maintained under the Company's Savings Plan held [29,798,415] shares of Common Stock representing approximately [11.56%] of the Voting Stock, and a trust maintained under the LESOP, held [1,080,421] shares of ESOP Preferred Stock and [6,282,342] shares of Common Stock, representing approximately [10.82%] of the Voting Stock. The holdings of both Plans represent approximately [22.38%] of the Voting Stock. These trusts have disclaimed beneficial ownership of these shares of Voting Stock.

     The Company's By-laws require an affirmative vote of the holders of a majority of the shares of the Voting Stock outstanding and entitled to vote as of the record date for approval of each proposal presented in this proxy statement. Abstentions and broker nonvotes are counted only for purposes of determining whether a quorum is present at the meeting.

GOVERNANCE OF THE COMPANY

BOARD OF DIRECTORS. The Board of Directors is responsible for establishing broad corporate policies and for overseeing the general performance of the Company. In keeping with its long-standing practice, all but one of the Company's directors have principal occupations or employment outside of the Company. This Board structure is designed to assure that there is independent review and oversight as well as approval of significant strategic and management decisions affecting the Company. The Board has seven meetings scheduled for fiscal 1994.

COMMITTEES OF BOARD OF DIRECTORS. The Board of Directors carries out many of its functions through five principal standing committees, which are described on pages 3 and 4 and are composed entirely of directors who are not employees of the Company. One of these committees, the Committee on Directors, selects and recommends to the Board nominees for director on the basis of their recognized experience and achievements, both in commerce and society, and for their ability to bring a wide diversity of skills and experience to the deliberations of the Board. Stockholders also may make recommendations of nominees for director to the Committee on Directors, as explained in greater detail on pages 27 and 28.

CONFIDENTIAL VOTING. In casting their votes, stockholders are also assured that their votes are accorded confidential voting treatment as provided in the Company's confidential voting policy described on page 28.

EXECUTIVE COMPENSATION. The Personnel and Compensation Committee of the Board of Directors, which is composed entirely of non-employee directors, approves, among other things, the annual salaries of executive officers and recommends to the full Board for its approval the annual salary of the one employee director. Please see the Report of Personnel and Compensation Committee on Executive Compensation, which begins on page 10.

CLASSES OF BOARD OF DIRECTORS. The Company's Restated Certificate of Incorporation and its By-laws provide for a Board of not less than three directors as fixed, from time to time, by the Board, and further provide for three classes of directors to be as nearly equal in number as possible, with each class serving a three-year term and with one class being elected each year. Currently, the Board consists of ten members, with two classes consisting of three directors each and one class consisting of four directors. However, one director, Mr. Yavitz, will be retiring from the Board effective May 20, 1994, at which time the Board will consist of nine members with three classes each having three directors. Of the ten current directors, one is currently a Company employee and nine have principal occupations or employment which are and have been outside the Company.

     Each director is required to be a stockholder of the Company.

BOARD MEETINGS. During fiscal 1993, seven meetings of the Board were held. Attendance at such meetings for current directors averaged approximately 99%. In addition to membership on the Board, directors also serve on one or more of the principal standing committees of the Board. During fiscal 1993, these committees held a total of 17 meetings; no current director attended fewer than 89% of the aggregate total of meetings of the Board and committees on which he or she served.

COMMITTEES

The principal standing committees of the Board of Directors, which are composed entirely of directors who are not employees of the Company, include the following:

AUDIT COMMITTEE. The Audit Committee's responsibilities include recommending to the Board of Directors for stockholder approval the independent auditors for the annual audit of the Company's consolidated financial statements. The Committee reviews the audit plans, scope, fees, and audit results of the auditors; reports on the adequacy of internal accounting controls, non-audit services and related fees, the Company's ethics program, status of significant legal matters, the scope of the internal auditors' plans and budget and results of their audits, and the effectiveness of the Company's program for correcting audit findings.

     During fiscal 1993, this Committee met three times. Its members are A. K. Pye, C. S. Sanford, Jr., Boris Yavitz, and J. D. Williams, who serves as its Chair.

BENEFIT PLANS REVIEW COMMITTEE. This Committee's responsibilities include reviewing annually the financial condition and investment performance results of the Company's retirement plans, annual actuarial valuation reports for the Company's Pension Plan, and the financial condition, investment performance results, and actuarial valuation aspects of the Company's welfare plans.

     During fiscal 1993, this Committee met two times. Its members are M. A. Burns, J. D. Williams, Boris Yavitz, and J. C. Pfeiffer, who serves as its Chair.

COMMITTEE ON DIRECTORS. The Committee on Directors' responsibilities include making recommendations to the Board with respect to the size, composition, and functions of the Board of Directors, the qualifications of directors, candidates for election as directors, and the compensation of directors.

     During fiscal 1993, this Committee met two times. Its members are C. H. Chandler, George Nigh, J. C. Pfeiffer, C. S. Sanford, Jr., and V. E. Jordan, Jr., who serves as its Chair.

     Stockholders may propose nominations for directors in accordance with the procedures described below on pages 27 and 28.

PERSONNEL AND COMPENSATION COMMITTEE. This Committee's responsibilities include reviewing the Company's annual and long-term incentive compensation plans, making recommendations in areas concerning personnel relations, and taking action or making recommendations with respect to the compensation of executive officers, including those who are directors. It is also the committee which administers certain Company incentive compensation and retirement plans.

     During fiscal 1993, this Committee met eight times. Its members are M. A. Burns, V. E. Jordan, Jr., George Nigh, J. C. Pfeiffer, and C. H. Chandler, who serves as its Chair.

PUBLIC AFFAIRS COMMITTEE. The responsibilities of the Public Affairs Committee include identifying, analyzing, and bringing to the attention of the Board social and environmental trends, community affairs, and public policy issues which may have a potential impact on the business performance and investment character of the Company, and assuring that Company policy and performance reflect a sensitivity toward the social and physical environments in which the Company does business and that such policy and performance are in accord with the public interest.

     During fiscal 1993, this Committee met two times. Its members are M. A. Burns, V. E. Jordan, Jr., A. K. Pye, J. D. Williams, Boris Yavitz, and George Nigh, who serves as its Chair.

     The mailing address for all of these committees is c/o C. R. Lotter, Secretary, J. C. Penney Company, Inc., P. O. Box 10001, Dallas, Texas 75301-1109.

ELECTION OF DIRECTORS (PROPOSAL 1)

As indicated on page 3, under "Classes of Board of Directors," the Board of Directors has been divided into three classes which, upon the retirement of Boris Yavitz, will each consist of three directors. At the meeting, three directors will be elected to hold office for a three-year term expiring at the 1997 Annual Meeting of Stockholders. Other directors will continue in office, in accordance with their previous election, until the expirations of the terms of their classes at the 1995 or 1996 Annual Meeting of Stockholders, as the case may be.

     Brief statements setting forth certain information as of March 21, 1994, as to the Board of Directors' nominees for directors for the three-year term expiring at the 1997 Annual Meeting of Stockholders and as to each current director in the classes continuing in office are shown on pages 5 to 7. Each of the nominees is currently a director of the Company.

     If properly executed and timely returned, the accompanying proxy will be voted for all three nominees for a term expiring at the 1997 Annual Meeting of Stockholders, except where authority so to vote is withheld. If any nominees should become unavailable for election for any presently unforeseen reason, the persons designated as proxies will have full discretion to cast votes for another person designated by the Board, unless the Board reduces the number of directors.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES FOR DIRECTOR.

     NOMINEES FOR DIRECTORS FOR THREE-YEAR TERM EXPIRING 1997

VERNON E. JORDAN, JR., 58

Senior Partner, law firm of Akin, Gump, Strauss, Hauer & Feld since 1992. Partner since 1982. President from 1977 to 1981 and Executive Director from 1972 to 1977 of the National Urban League. Also, a director of American Express Company, Bankers Trust Company, Bankers Trust New York Corporation, Corning Glass Works, Dow Jones & Company, Inc., Revlon Group, Inc., RJR Nabisco, Inc., Ryder System, Inc., Sara Lee Corporation, Union Carbide Corporation, and Xerox Corporation. A trustee of the Brookings Institution, The Ford Foundation, the Joint Center for Political and Economic Studies; and Chairman of the National Academy Foundation. Director of the Company since 1973.

JANE C. PFEIFFER, 61

Independent management consultant. Chairman of the Board of National Broadcasting Company, Inc. from 1978 to 1980. Independent management consultant from 1976 to 1978. Vice President of Communications and Government Relations of International Business Machines Corporation from 1972 to 1976. Also, a director of Ashland Oil, Inc., International Paper Company, The Mutual Life Insurance Company of New York, and Overseas Development Council. A trustee of The Conference Board and of the University of Notre Dame. Director of the Company since 1977.

A. KENNETH PYE, 62

President of Southern Methodist University since 1987. Associated with Duke University from 1966 to 1987, including Chancellor from 1970 to 1971 and 1976 to 1982, Dean of the School of Law from 1968 to 1970 and 1973 to 1976, and Professor from 1966 to 1987. Also, a director of Dresser Industries, Inc. Formerly chair of the Citizens' Commission on the Texas Judicial System from 1991 to 1993 and director of the Dallas Citizens Council from 1989 to 1993. Formerly President of the Association of American Law Schools from 1977 to 1978; Chairman of the Board of the Council for International Exchange of Scholars from 1984 to 1987 and of the District of Columbia Neighborhood Legal Services from 1964 to 1966; Fulbright Professor of Law, Germany (1959) and Australia (1974); and formerly Director of Educational Testing Service from 1978 to 1982 and PepCom Industries, Inc. from 1979 to 1982. Director of the Company since 1991.


MEMBERS OF BOARD OF DIRECTORS CONTINUING IN OFFICE

TERM EXPIRING 1995

M. ANTHONY BURNS, 51

Chairman, President and Chief Executive Officer of Ryder System, Inc. (a transportation services company) since 1985, with which he has served in positions of increasing importance since 1974, including its President since 1979, Chief Executive Officer since 1983, and a director since 1979. Also, a director of The Chase Manhattan Bank, N. A., The Chase Manhattan Corporation, Pfizer, Inc., a member of the Board of Governors of the United Way of America, the American Red Cross and a member of the National Executive Board of the Boy Scouts of America. A trustee of the University of Miami; a member of the Policy Committee of The Business Roundtable and of The Business Council; and Vice Chairman of the Board of Trustees of the National Urban League. Director of the Company since 1988.

COLBY H. CHANDLER, 68

Formerly Chairman and Chief Executive Officer of Eastman Kodak Company from 1983 to 1990 and its President from 1977 to 1983. Associated with Eastman Kodak Company since 1950 and a director from 1974 to 1993. Also, a director of Citicorp, Digital Equipment Corporation, Ford Motor Company, and M.I.T. Corporation. A trustee of the International Museum of Photography at George Eastman House, Rochester Institute of Technology, and the University of Rochester. Director of the Company since 1983.

CHARLES S. SANFORD, JR., 57

Chairman of Bankers Trust New York Corporation and its principal subsidiary, Bankers Trust Company, since 1987, with which he has served in positions of increasing importance since 1961, including its Deputy Chairman from 1986 to 1987 and President from 1983 to 1986. Also, a director of Mobil Corporation; a member of The Business Roundtable and The Business Council; and an overseer of The Wharton School, University of Pennsylvania. Director of the Company since 1992.

MEMBERS OF BOARD OF DIRECTORS CONTINUING IN OFFICE

TERM EXPIRING 1996

WILLIAM R. HOWELL, 58

Chairman of the Board and Chief Executive Officer of the Company since 1983. Executive Vice President from 1981 to 1982. Associated with the Company since 1958. Also, a director of Bankers Trust Company, Bankers Trust New York Corporation, Beta Gamma Sigma, Exxon Corporation, Halliburton Company, National Retail Federation, and Warner-Lambert Company. A trustee of the National Urban League. Director of the Company since 1981.

GEORGE NIGH, 66

President of the University of Central Oklahoma since 1992. Formerly Governor of Oklahoma, during 1963 and from 1979 to 1987. Lieutenant Governor from 1958 to 1963 and from 1967 to 1979. Member of the Oklahoma House of Representatives from 1950 to 1958. Also, a director of Boatmen's First National Bank of Oklahoma. Director of the Company since 1987.

JOSEPH D. WILLIAMS, 67

Retired Chairman and Chief Executive Officer of Warner-Lambert Company (pharmaceuticals, health care, and consumer products) from 1985 to 1991, with which and with a related company he served in positions of increasing importance since 1950, including its President and Chief Operating Officer from 1979 to 1985. Also, a director of American Telephone and Telegraph Company, Exxon Corporation, Rockefeller Financial Services, Inc., Therapeutic Antibodies, Inc., Thrift Drug, Inc., and Warner-Lambert Company. A trustee of Columbia University, Project Hope, and the United Negro College Fund. Director of the Company since 1985.

MANAGEMENT OWNERSHIP OF COMMON STOCK AND ESOP PREFERRED STOCK

The following table shows, as of March 21, 1994, the beneficial ownership of shares of Voting Stock by each present director and by the five most highly compensated executive officers serving as of the last fiscal year ("Named Executive Officers"), and by all present directors and all executive officers of the Company as a group. The information includes shares held under certain restrictions or held by or on behalf of family members or in trusts, which shares might be deemed to be owned beneficially by directors or executive officers, and in the case of executive officers, also includes the number of shares of Voting Stock credited to their accounts under the Company's Savings Plan and LESOP. As shown in the last two columns, substantial portions of the shares indicated as beneficially owned are actually unissued shares attributable to unexercised and unexpired options for Common Stock. The combined beneficial ownership of shares of Common Stock and Common Stock voting equivalents of each director and Named Executive Officer and of all directors and executive officers as a group (not including shares attributable to unexercised and unexpired options) constitutes less than 1% of the total Voting Stock as of March 21, 1994.

                                                                    Number
                                                                 attributable                   Number
                                                                to unexercised               attributable
                                       Number                    and unexpired                to options
                                      of Shares                   options for             exercisable within
                                    beneficially                    Common                    60 days of
Name of Group                           owned                        Stock                  March 21, 1994
- -----------------------------------------------------------------------------------------------------------------------------------
Directors:
 M. A. Burns                           8,400                         6,400                       6,400            [Numbers to
 C. H. Chandler                       20,400                         6,400                       6,400            be revised.]
 W. R. Howell                        427,214                       285,394                     285,394
 V. E. Jordan, Jr.                    10,224                         9,600                       9,600
 George Nigh                           6,928                         6,400                       6,400
 J. C. Pfeiffer                        9,201                         8,400                       8,400
 A. K. Pye                             7,597                         3,200                       3,200
 C. S. Sanford, Jr.                    6,400*                        2,400                       2,400
 J. D. Williams                       24,400                         6,400                       6,400
 Boris Yavitz                          8,765                         8,000                       8,000

Named Executive Officers:**
 R. E. Northam                       151,787                        91,672                      91,672
 J. E. Oesterreicher                 138,377                        90,356                      90,356
 W. B. Tygart                        154,617                        98,566                      98,566
 T. S. Prindiville                   102,552                        56,533                      56,533
All present directors and
 executive officers as a
 group                             1,472,640                        903,703                    903,703

* Excludes 4,078,406 shares held in accounts of Bankers Trust Company, of which Mr. Sanford is the Chairman, but as to which he disclaims beneficial ownership.

** In addition to Mr. Howell who also serves as a director.

DIRECTORS' FEES

Company employees are not paid additional amounts for serving as directors. Directors who are not Company employees ("Non-Associate Directors") are paid an annual retainer of $24,000, plus $1,200 for attendance at each meeting of the Board, $1,000 for attendance at each meeting of the board of directors of a wholly-owned Company subsidiary upon which a director may sit, and $1,000 for attendance at each meeting of any committee of the Board. The chair of the Audit Committee and the Personnel and Compensation Committee of the Board are each paid an additional annual fee of $4,500; the chair of the Benefit Plans Review Committee, the Committee on Directors, and the Public Affairs Committee of the Board are each paid an additional annual fee of $4,000. Directors are also reimbursed for expenses incurred for attending any meeting which they attend in their official capacities as directors. Directors who are Representatives under an Indemnification Trust Agreement between the Company and Chemical Bank, as trustee, (currently Directors Jordan, Pfeiffer, Williams, and Yavitz), are paid an annual retainer of $5,000, plus $600 for each meeting of the Representatives and are reimbursed for expenses of meeting attendance. During fiscal 1993, no such meetings were held. Non-Associate Directors are also paid $800 for each full day of service to the Company in addition to those services which they perform in connection with Board and committee responsibilities, and are reimbursed for expenses in connection with their performance of such services. No director received payment for such services during fiscal 1993. A director may elect to defer payment of all or part of any of the above fees, under the terms of a deferred compensation plan for directors. During fiscal 1993, two directors elected to so defer.

     Pursuant to a retirement plan for Non-Associate Directors, any director who is not entitled to receive benefits under the Company's Pension Plan will be paid a retirement benefit after serving as a member of the Board for a period of not less than five years. Annualized benefits will not exceed the then current annual retainer for directors.

     During fiscal 1993, each Non-Associate Director was also automatically given a tandem restricted stock award/stock option grant under the Company's 1989 Equity Compensation Plan. Each such award/grant consisted of 200 shares of restricted Common Stock and an option to purchase 800 shares of Common Stock. All such options became exercisable six months from the date of grant, but shares which may be acquired upon any such exercise are not transferable until a director's termination. If on the date of a "Qualifying Termination" the "option value" of any unexpired option is greater than the fair market value of the Common Stock covered by the tandem stock award, such stock award will be forfeited and the stock option will remain exercisable for two years, but if the option value is less than the fair market value of the Common Stock covered by the tandem stock award, the stock option will automatically expire and the tandem stock award will automatically vest. For any "Non-qualifying Termination", unless otherwise determined by the plan committee, all outstanding stock awards and unexercised options will be forfeited or canceled, as the case may be. Generally, termination by reason of misconduct will be considered a Non-qualifying Termination and all other terminations will be considered Qualifying Terminations. The shares under option grant are included in the table on page 8.

     Directors are eligible to participate in the Company's Directors' Charitable Award Program ("Charitable Award Program"). This is designed to acknowledge the service of directors and to benefit and recognize the mutual interest of directors and the Company in supporting worthy charitable and educational institutions. In addition, it enhances the Company's ability to attract and retain directors of the highest caliber and experience. Pursuant to the Charitable Award Program, the Company has purchased joint life insurance policies on groups of directors. Each group generally consists of two directors with the Company named as the beneficiary of each joint life policy. With respect to each group, the Company will receive a $1,000,000 death benefit upon the death of the second director of the group. The Company in turn has informally agreed to donate a total of $1,000,000; $500,000 upon the earlier of
(i) five years after the date of death of the first director of the group to die or (ii) the death of the second director of the group, and an additional $500,000 upon the death of the second director of the group, to one or more charitable organizations as recommended by the individual directors. Because all charitable deductions accrue solely to the Company, the individual directors derive no financial benefits from this Program. The Board may, at any time, without the consent of any participating director, amend, suspend, or terminate this Program. All directors currently participate in the Charitable Award Program.

REPORT OF PERSONNEL AND COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

The Personnel and Compensation Committee of the Board of Directors ("Committee"), which is composed entirely of non-employee directors, is responsible for establishing and implementing the annual and long-term compensation policies for the Company. Based upon its evaluation of the performance of both the Company and the executive officers, the Committee determines and approves the annual salaries of these officers and recommends to the full Board for its approval the annual salary of the Company's Chairman of the Board and Chief Executive Officer ("CEO"). The Committee also determines and approves the amounts of annual and long-term incentive compensation payments to be made to executive officers as well as the awards which may be made to them under the Company's 1993 Equity Compensation Plan ("Equity Plan") and predecessor plans. In carrying out these responsibilities the Committee is advised by outside consultants with respect to the competitiveness of the Company's executive compensation policies and programs and meets with these consultants without any Company representative being present.

COMPENSATION PHILOSOPHY. Since the Company's founding in 1902 by James Cash Penney and as set forth in the Penney Idea adopted in 1913, the JCPenney compensation philosophy has been based on the following: To reward the men and women in our organization through participation in what the business produces. Implementation of this philosophy is based on tying compensation directly to the achievement of the Company's annual and long-term performance goals.

     Through the consistent and fair application of this philosophy the Company believes it is able to hire and retain executives who are most able to contribute to the long-term success of the Company and the enhancement of stockholder value. This is accomplished through a total compensation package consisting of base salary supplemented with (1) annual profit incentive compensation and (2) long-term incentive compensation of both cash and stock. (See "Summary Compensation Table" on page

15.) As an executive officer's Position Responsibility Level ("PRL") increases, a greater portion of his or her total compensation is based upon Company performance, and this will be reflected in the annual and long-term incentive components of such officer's compensation.

BASE SALARY AND INCENTIVE COMPENSATION PAYMENTS

Total annual cash compensation consists of base salary and annual awards under the Company's short and long-term incentive compensation plans. Base salary is set by the Committee from a range determined by the officer's PRL. At the executive officer level, base salary is low by industry standards. Rather, emphasis is placed upon incentive compensation tied to Company performance. In determining base salary, consideration is given to the following factors: responsibilities and tasks; knowledge, skills, and experience; and competitive positioning, both within and outside the Company. No specific weighting is given to any of these factors. In determining competitive position, consideration is given to the companies constituting the S&P 500 Retail Index for department stores as well as other major retailers in the United States and selected Fortune 200 companies. It is believed that these are the companies with which the Company competes for executive talent. In setting base salaries the Committee considers the competitiveness of the Company's cash compensation package as compared with the cash compensation packages of these selected companies. The Committee reviews the total cash compensation salary levels annually and adjustments are made, on average, annually.

     Under the Company's 1989 Management Incentive Compensation Program ("Incentive Program"), annual profit incentive compensation is added to the base salary. The amount of annual incentive compensation, which is a cash payment, is based solely on the number of profit incentive units credited to a particular PRL and the value assigned to each unit. The number of profit incentive units is a given percentage, based on PRL level, of base salary. The value of each unit is determined by the Committee and is based on the Company's performance against two factors: total revenues as measured against the Company's goal for the year (weighted at approximately 26%), and primary earnings per share for the current year as measured against primary earnings per share for the preceding year (weighted at approximately 74%). For certain officers, including certain executive officers, a portion of their Incentive Program unit value is based upon the sales and profit results of the particular operating division(s) for which they have responsibility.

     The cash payment of long-term incentive compensation is set by the Committee under the Company's 1984 Performance Unit Plan ("PUP"). Similar to the Incentive Program, the annual amount paid under the PUP is based on the number of performance units credited to a particular PRL and the value assigned to each unit. The number of performance units is a given percentage, based on PRL, of base salary and profit incentive compensation valued at one dollar per unit. The value of each performance unit is determined by the Committee and is based on the Company's return on equity ("ROE") measured over a three-year period and earnings per share ("EPS"), as determined by the Committee, measured over this same period and the five consecutive fiscal years immediately preceding this three-year period, as well as the Company's financial performance (i.e., ROE and EPS), relative to a selected group of retail competitors. The calculation is based upon a matrix award schedule having various performance unit value ranges at specified ROE/EPS performance combinations. While there is no specific weighting of these factors, ROE generally has a greater impact on the value than does EPS. The select group of competitors includes those making up the S&P 500 Retail Index for department stores and other major retailers which, based upon size and target customer, have a reasonable basis for comparison to the Company. (See "Long-Term Incentive Plan Awards", page 17.)

     Currently, the combined payments from these two incentive programs account for from [39%] to [68%] of the Named Executive Officers' total cash compensation, depending on the Company's sales and earnings performance and the executive's PRL.

EQUITY AWARDS.   The stock or equity portion of the Company's compensation
package is designed to align the interests of its executives with its stockholders. Generally, an executive's participation in the Equity Plan and the size of awards made under the Equity Plan to executive officers are determined solely by the executive's PRL. Stock options, stock awards, and shareholder value awards (see pages 8 and 18) have been granted under the Equity Plan.

     On February 28, 1994, options covering approximately 960,000 shares under the Equity Plan (to approximately 1,700 management employees of the Company and its subsidiaries) were granted at an option price of [$55.125] per share. Additionally, shareholder value award units were granted on February 1, 1993 and February 1, 1994 (see page 18).

     The Company has never reduced the exercise prices of outstanding stock options under the present or any prior option plan.

1993 COMPENSATION.    In 1993, the annual profit incentive compensation unit
value under the Incentive Program was $2.12 as compared to $1.95 in 1992 and $.85 in 1991. This corresponds to similar increases in sales and earnings in 1993 and 1992 following the sharp decrease in 1991 as compared with 1990. As noted previously, a portion of the unit value for certain officers is based upon the sales and profit results of the particular operating division(s) for which they are responsible. Accordingly, the 1993 Incentive Program unit values for Messrs. Oesterreicher and Tygart were $2.02 and $2.01, respectively.

     Correspondingly, the performance unit value under the PUP for 1993 was [$1.65] as compared to $1.50 in 1992 and $1.40 in 1991. Return on equity was 20.1%, 18.6% and 12.0%, for fiscal years 1993, 1992, and 1991, respectively.
EPS, as determined by the Committee for each of these three years was $3.77
(1993), $3.15 (1992), and $2.12 (1991), and for the preceding five years was $2.30 (1990) $3.24 (1989), $2.48 (1988), $2.33 (1987), and $1.77 (1986). Due to
its long-term nature, the PUP awards are less sensitive to year-to-year changes in Company performance than are Incentive Program awards.

CEO COMPENSATION.    As shown on the Summary Compensation Table, the CEO's base salary for 1993 was $691,967. For 1993, over [68%] of his total cash compensation was comprised of annual and long-term cash incentive awards. (The comparable percentages for fiscal 1992 and 1991 were 65% and 52%, respectively.) This level of compensation was based on the same performance factors applicable to all executive officers, as discussed in the preceding paragraphs. No unique evaluation factors are utilized with respect to determining the CEO's compensation. The increase in CEO compensation in fiscal 1993 over prior years reflects the fact that the Company's performance exceeded its targets in both the sales and earnings areas
for the second consecutive year.   In fiscal 1993, the Company produced the
highest level of earnings in its history.

As discussed above, the Company's executive compensation philosophy emphasizes incentive compensation tied to Company performance. The Company is currently studying its performance-based compensation programs in light of new Section 162(m) of the Internal Revenue Code, which, in certain circumstances, limits the deductibility of executive compensation beginning in the 1994 tax year. Proposed regulations regarding Section 162(m) were not published by the Internal Revenue Service until December 20, 1993, and were not finalized prior to the mailing of this proxy statement. Consequently, the Company concluded that it was premature to arrive at a final decision on compensation. The provisions of
Section 162(m) would apply to compensation paid to one Company executive.

PERSONNEL AND COMPENSATION COMMITTEE

C. H. Chandler, Chair      George Nigh
M. A. Burns                J. C. Pfeiffer
V. E. Jordan, Jr.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Personnel and Compensation Committee is composed entirely of persons who are neither employees nor former or current officers of the Company. C. H. Chandler, M. A. Burns, V. E. Jordan, Jr., George Nigh, and J. C. Pfeiffer are the members of the Committee. Mr. Jordan is a senior partner of Akin, Gump, Strauss, Hauer & Feld, which is one of a number of firms which have provided or will provide legal services to the Company and its subsidiaries.

     Mr. Sanford is Chairman of the Board and Chief Executive Officer of Bankers Trust New York Corporation, on whose Board of Directors and Human Resources Committee W. R. Howell, the Company's Chairman of the Board and Chief Executive Officer, serves.

                 FIVE-YEAR TOTAL STOCKHOLDER RETURN COMPARISON

The following is a line-graph presentation comparing cumulative, five-year stockholder returns on an indexed basis with the S&P 500 Stock Index and the S&P 500 Retail Index for department stores. A list of these companies follows the graph below:




                            (GRAPH APPEARS HERE)


                        1988      1989      1990      1991      1992      1993
                                    Fiscal Years Ended December 31

JCPENNEY                 100       130        97       117       158       236
S&P 500                  100       115       122       156       169       189
S&P DEPT STORES          100       125       123       163       178       202
S&P DEPARTMENT STORES:
JCPenny, Dillards, May, Mercantile, Nordstrom

The Common Stock prices shown are neither determinative nor indicative of future performance.

                                                        SUMMARY COMPENSATION TABLE
                                                        --------------------------
                                                                                         Long Term Compensation
                                                                                         ----------------------
                                          Annual Compensation                     Awards                      Payouts
                                  -------------------------------------  --------------------------    ---------------------
                                                                                         Securities
                                                           Other         Restricted      Underlying
                                                           Annual        Stock           Options/      LTIP     All Other
Name and                          Salary    Bonus          Compensation  Award(s)        SARs          Payouts  Compensation
Principal Position     Year        ($)       ($)            ($)/(2)/     ($)/(3)/        (#)/(4)/        ($)       ($)/(5)/
- -----------------------------------------------------------------------------------------------------------------------------
Howell, W.R.          1993       691,967   1,048,884             --           --              --       [391,619]  105,771
(Chief Executive      1992       637,528     888,874         95,834           --          12,000         328,008   56,395
Officer)              1991       582,925     354,273             --           --         120,000         279,921   52,432

Northam, R.E.         1993       290,118     353,654        368,272           --              --       [135,710]   38,112
(Executive Vice       1992       258,115     289,411             --           --           3,800         109,763   21,175
President)            1991       247,000     120,721             --           --          57,000          98,957   20,271

Oesterreicher, J.E.   1993       255,154     314,790         18,671           --              --       [125,396]   32,523
(President, Stores    1992       211,134     242,210/(1)/    20,853       15,257          14,500         91,616    16,479
 and Catalog)         1991       187,051      90,907             --           --          48,000         70,574    14,265

Tygart, W.B.          1993       244,853     282,989             --           --              --       [114,536]   30,745
(Senior Executive     1992       205,666     225,689/(1)/        --        8,328           9,300         86,126    16,167
 Vice President)      1991       186,942      88,835             --           --          48,000         70,533    14,368

Prindiville, T.S.     1993       195,144     208,921         44,328           --              --        [79,958]   23,701
(Executive Vice       1992       172,411     169,782             --           --           3,600         64,221    13,330
President)            1991       164,724      70,708             --           --          36,000         57,267    12,627
- -----------------------------------------------------------------------------------------------------------------------------

(1) Does not include $15,257 and $8,328 attributable to incremental stock awards of 458 and 250 shares of Common Stock granted and vested in 1992 under the Motivational Stock Award Program (see footnote (3) below) to Messrs. Oesterreicher and Tygart, respectively, which amounts are set forth in the Restricted Stock Award(s) column. These incremental awards have a five-year mandatory retention period from the date of vesting and, as a result, future value realized on these stock award shares may differ from the value on the date of grant.

(2) Tax benefit rights paid on exercise of certain stock options. No tax benefit rights have been granted on options since 1987, and cannot be granted under the Equity Plan.

(3) Due to retention period requirements, future value realized on these stock award shares may differ from the value on the date of grant reported in this column. These numbers reflect incremental motivational stock awards made under the Motivational Stock Award Program ("MSAP") due to promotions for these individuals in the years shown. The original motivational stock awards were made in 1987 to key Company executives to retain them during the Company's relocation from New York to Texas and to motivate them to increase their efforts on the Company's behalf with respect to its strategic repositioning. Pursuant to the terms of the MSAP, ability to issue additional motivational stock awards ended on September 30, 1992. Stock awards vesting in 1991 have a four-year mandatory retention period from the date of vesting, and those vesting in 1992 have a five-year mandatory retention period from the date of vesting. Dividends are paid on all shares from the date of grant. Messrs. Oesterreicher and Tygart also received incremental awards as described in footnote (1) above. The aggregate value of all restricted stock with continuing retention periods as of January 29, 1994, respectively, is as follows: Mr. Howell $832,104; Mr. Northam $680,056; Mr. Oesterreicher $647,816; Mr. Tygart $587,288; and Mr. Prindiville $520,000.

(4)  No SARs have been granted since 1987.

(5) Represents Company contributions or allocations on behalf of these executive officers under the LESOP and the Supplemental Retirement Program for Management Profit-Sharing Associates, which, for the last fiscal year were, respectively, as follows: Mr. Howell $13,102 and $92,669; Mr. Northam $13,102 and $25,010; Mr. Oesterreicher $13,102 and $19,421; Mr. Tygart
     $13,102 and $17,643; and Mr. Prindiville $13,102 and $10,599.

                       AGGREGATE OPTION/SAR EXERCISES AND
                     FISCAL YEAR-END OPTION/SAR VALUE TABLE

The following table shows stock option exercises by Named Executive Officers during fiscal 1993, including the aggregate value of gains on the date of exercise. In addition, this table includes the number of shares covered by both exercisable and non-exercisable stock options at fiscal year-end. Also reported are the values for "in-the-money" options which represent the positive spread between the exercise price of any such existing stock options and the fiscal 1993 year-end price of the Company's Common Stock.

                                                               Number of Securities         Value of Unexercised
                                                              Underlying Unexercised            In-the-Money
                                                                  Options/SARs at              Options/SARs at
                                                                    FY-End (#)                   FY-End ($)

                          Shares Acquired        Value             Exercisable/
Name                        on Exercise    Realized ($)/(1)/       Unexercisable       Exercisable/Unexercisable/(2)/
- ------------------------  ---------------  -----------------  -----------------------  -------------------------------
Howell, W.R.                1,477             $   71,956             165,394 (E)                  $4,756,220
(Chief Executive                                                     120,000 (U)                  $2,962,500
Officer)

Northam, R.E.              32,584             $1,052,207             34,672 (E)                   $  777,088
(Executive Vice                                                      57,000 (U)                   $1,407,188
President)

Oesterreicher, J.E.         2,000             $   53,345             31,856 (E)                   $  720,453
(President, Stores and                                               58,500 (U)                   $1,185,000
Catalog

Tygart, W.B.                   --                     --             46,066 (E)                   $1,235,038
(Senior Executive Vice                                               52,500 (U)                   $1,265,015
President)

Prindiville, T.S.           9,801             $  313,585             20,533 (E)                   $  432,065
(Executive Vice                                                      36,000 (U)                   $  888,750
President)
- ---------------------------------------------------------------------------------------------------------------------

(1) Since most shares reported here continue to be held by participants, and considering certain shares have holding period requirements, the future value realized on such shares upon actual disposition may differ from the value reported here on the exercise date.

(2) Value is based on the closing price on the last trading day of the fiscal year, which, as of January 28, 1994, was $52.00.

                        LONG-TERM INCENTIVE PLAN AWARDS

The table below represents 1993 payouts under the 1984 Performance Unit Plan ("PUP") and units granted under the Shareholder Value Award Program ("SVA").
The percent of the PUP award earned is based on the Company's performance against the following indices: (1) average return on equity; (2) average annual percent increase in earnings per share, as determined by the Committee; and (3) the performance of a selected group of competitors. The value of each performance unit, as determined by the Committee, times the number of performance units yields the annual payout under PUP. (See "Report of Personnel and Compensation Committee on Executive Compensation - Base Salary and Incentive Compensation Payments" on pages 11 and 12).

  Average ROE and EPS performance will yield the percent of PUP awards earned, which can range from 0 to 200%. The range of percent of awards earned increases with improved average ROE and EPS performance. For example, the average ROE and EPS performance in 1991-93 are 17% and 8.2%, respectively, resulting in an award range of $1.40 to $1.85 per unit.

  The SVA units, which, if earned, will be paid out in restricted stock, vest depending on the Company's cumulative Total Shareholder Return ("TSR") over a three-year measurement period relative to the TSR for the S&P 500 Retail Index for department stores and the S&P 500 Index. Awards will vest, if at all, in 1996.

                                                                                     Estimated Future Payouts
                                                                             Under Non-Stock Price-Based Plans /(3)/
                                                                     --------------------------------------------------------
                                                   Performance or
                             Number of Shares,   Other Period Until
                               Units or Other      Maturation or         Threshold            Target             Maximum
Name                             Rights (#)            Payout             ($ or #)              ($)                ($)
- ----------------------------------------------------------------------------------------------------------------------------------

Howell, W.R.                      237,345/(1)/            1991-1993           $332,283           $385,686           $439,088
(Chief Executive Officer)           4,094/(2)/            1993-1995             53,222            212,888            425,776

Northam, R.E.                      82,249/(1)/            1991-1993           $115,149           $133,655           $152,161
(Executive Vice                     1,945/(2)/            1993-1995             25,285            101,140            202,280
President)

Oesterreicher, J.E.                75,998/(1)/            1991-1993           $106,397           $123,497           $140,596
(President, Stores and              2,354/(2)/            1993-1995             30,602            122,408            244,816
Catalog)

Tygart, W.B.                       69,416/(1)/            1991-1993           $ 97,182           $112,801           $128,420
(Senior Executive Vice              1,945/(2)/            1993-1995             25,285            101,140            202,280
President)

Prindiville, T.S.                  48,459/(1)/            1991-1993           $ 67,843           $ 78,746           $ 89,649
(Executive Vice                     1,228/(2)/            1993-1995             15,964             63,856            127,712
President)
- ----------------------------------------------------------------------------------------------------------------------------------

(1) This number represents the number of PUP performance units granted in fiscal 1993 and is a function of base salary plus profit incentive compensation valued at one dollar per unit and the individual's PRL.

(2) This number represents the number of SVA units granted in fiscal 1993 and is based on the individual's PRL.

(3) The amounts shown represent fiscal 1993 award payout ranges for PUP and theoretical ranges for the SVA unit awards assuming the closing price on the last trading day of the fiscal year, which, as of January 28, 1994, was $52.00, and also assuming, for purposes of this table, that all such SVA units granted vest.

SHAREHOLDER VALUE AWARD PROGRAM. Effective January 31, 1993, the Personnel and Compensation Committee of the Board of Directors approved the J. C. Penney Company, Inc. Shareholder Value Award Program as an additional equity incentive element of the Equity Plan. This Program is intended to encourage and reward the creation of sustainable stockholder value by providing equity awards which cause participants to manage the business from the perspective of an owner, with a personal stake in the Company's long-term growth and profitability.

  Participants receive Shareholder Value Awards ("SVAs") which will be paid out in restricted stock, if and when they vest, depending on the Company's cumulative Total Shareholder Return ("TSR") over a three-year measurement period relative to the TSR for the S&P 500 Retail Index for department stores and the S&P 500 Index. In no case may an SVA vest prior to 1996.

ASSOCIATE STOCK OWNERSHIP GUIDELINES. In 1993, the Company adopted a Stock Ownership Guidelines Program for certain of its management employees and store managers. The Guidelines were enacted to further encourage and support a "stakeholder" mentality among these employees in order to align their interests with other Company stockholders. Pursuant to the Guidelines, all participants in the Company's Equity Plan, including store managers, are required to own a minimum amount of Common Stock based upon a multiple (the "Ownership Multiple") of their annual base salary. Under the Guidelines, the Ownership Multiples range from seven times base salary for the CEO to one-half times base salary for non-officers and store managers. The compliance period for these Guidelines is five years from the implementation of the Guidelines, or election as officer or change in status, if later.

RETIREMENT INCOME.   The following table shows various estimated maximum
aggregate annual Company-provided retirement incomes payable to management employees who receive profit incentive compensation and retire at age 60 (the age at which most management personnel currently voluntarily retire).

                               PENSION PLAN TABLE

                                Years of Service
                 ----------------------------------------------------------
Average
Final
Compensation           15                 20                 25
- ---------------------------------------------------------------------------
 $250,000           $ 87,500           $100,000           $112,500
  500,000            175,000            200,000            225,000
  750,000            262,500            300,000            337,500
1,000,000            350,000            400,000            450,000
1,250,000            437,500            500,000            562,500
1,500,000            525,000            600,000            675,000
1,750,000            612,500            700,000            787,500

Each additional
$  50,000             17,500             20,000             22,500
- ---------------------------------------------------------------------------

                                Years of Service
                 ----------------------------------------------------------
Average
Final
Compensation           30                 35                 40
- ---------------------------------------------------------------------------
$  250,000          $125,000           $131,250           $137,500
   500,000           250,000            262,500            275,000
   750,000           375,000            393,750            412,500
 1,000,000           500,000            525,000            550,000
 1,250,000           625,000            656,250            687,500
 1,500,000           750,000            787,500            825,000
 1,750,000           875,000            918,750            962,500

Each additional
$   50,000            25,000             26,250             27,500
- --------------------------------------------------------------------------

   Average Final Compensation for pension formula purposes includes "Salary", "Bonus", and "LTIP Payouts" as reported under these columns of the Summary Compensation Table on page 15.

   The present annual pension benefit payable after normal retirement (age 60 or later) to participants in the Company's Pension Plan ("Pension Plan") with service after December 31, 1988, generally is equal to the sum of .75% times the "average final compensation" up to the "Average Social Security Wage Base" plus 1.25% times the "average final compensation" in excess of the "Average Social Security Wage Base" multiplied by the number of years of "credited service". "Average final compensation" is the average of the highest five consecutive full calendar years of compensation out of the employee's last ten years in the Plan. "Average Social Security Wage Base" is the average of the 35 consecutive years of wages subject to the Social Security Tax, ending with the year an employee qualifies for unreduced Social Security retirement benefits. The Pension Plan contains provisions for early retirement and optional forms of benefit payments.

   A Supplemental Retirement Program for Management Profit-Sharing Associates ("Supplemental Retirement Program") provides benefits, including Social Security substitute payments until age 62, to certain management employees, including executive officers, who voluntarily retire in accordance with the Supplemental Retirement Program and whose aggregate retirement and estimated Social Security benefits would otherwise be below specified minimum retirement income levels.

   Estimated annual retirement incomes reflected in the table are assumed for this purpose to comprise the total of (i) the benefit under the Pension Plan,
(ii) the value at retirement of the aggregate of Company contributions made to the Company's LESOP and predecessor plans, and earnings thereon, and (iii) the benefit under the Company's Supplemental Retirement Program, assuming the
payment of all such benefits in the form of a straight life annuity.   The
Omnibus Budget Reconciliation Act of 1993 limits the amount of annual compensation which may be taken into account under a "qualified plan" to $150,000, adjusted for future cost of living increases. Therefore, annual retirement benefits which exceed Internal Revenue Code limitations for qualified plans may be paid pursuant to the Supplemental Retirement Program. The individuals named in the table on page 15 currently have, respectively, the following years of "credited service" and approximate assumed "average final compensation" recognized for calculation of benefits under the Supplemental Retirement Program: Mr. Howell, 35 years, [$2,128,663]; Mr. Northam, 18 years, [$742,914]; Mr. Oesterreicher, 29 years, [$610,242]; Mr. Tygart, 33 years, [$577,315]; and Mr. Prindiville, 34 years, [$386,638].

INCREASE OF AUTHORIZED SHARES OF COMMON STOCK (PROPOSAL 2)

The Board of Directors has declared it advisable that the Company's Restated Certificate of Incorporation, as amended, be amended to increase the authorized number of shares of Common Stock of the Company of 50c par value from 500,000,000 to 1,250,000,000 and the total authorized shares (including 25,000,000 shares of Preferred Stock of the Company without par value, which amount was previously authorized and shall remain unchanged) from 525,000,000 to 1,275,000,000. The text of the proposed amendment is set forth as Exhibit A to this proxy statement.

   Of the 500,000,000 shares of Common Stock presently authorized, as of March 21, 1994, [236,032,481] shares were outstanding, [41,700,714] shares were reserved for issuance pursuant to stock incentive and employee benefit plans, [9,366] shares were held in the Company's Treasury, and [2,080] shares were reserved for exchange in connection with previously consummated acquisitions of other businesses, leaving [222,255,359] shares of Common Stock unreserved and available for future use. The Company thus has only a limited number of authorized but unissued shares available for issuance.

   The proposed additional shares of Common Stock , if authorized, could be issued for any proper corporate purpose, including a split of the then outstanding shares, the sale or contribution to the Company's Savings Plans, in connection with any employee stock incentive program, the acquisition of other businesses, or the raising of additional capital for use in the Company's business. The Board of Directors will make the determinations for future issuances of authorized shares of Common Stock in the best interests of the Company, and generally without further action by the stockholders.

   The Company does not have any commitment or understanding at this time for the issuance of any shares of the additional Common Stock. The Board of Directors believes, however, that the authority to issue such shares will give the Board the desirable flexibility to issue Common Stock at any time, without
delay, whenever it is in the best interests of the Company.   Since the Company
last increased the amount of its authorized Common Stock in 1984, it was able to effect two two-for-one stock splits. While the Company has no present plans to split the Common Stock, it wishes to have the ability to do so when such a split would be in the best interests of all stockholders.

   The holders of Common Stock do not presently have pre-emptive rights to subscribe for any of the Company's securities and will not have any such rights to subscribe for the additional Common Stock proposed to be authorized.

   Subject to such preferences as may be afforded Preferred Stock, holders of Common Stock will be entitled to receive dividends at such times and in such amounts as may be determined by the Board of Directors and upon liquidation will be entitled to share in the remaining assets of the Company in accordance with their respective interests. Except as provided by law or the resolutions of the Board of Directors providing for the issue of respective series of Preferred Stock, the holders of Common Stock will have the exclusive power to vote and will have one vote per share on each matter submitted to a vote of stockholders and the authorized shares of any class or classes may be increased or decreased by the affirmative vote of the holders of a majority of the outstanding shares of stock of the Company entitled to vote.

   The financial statements of the Company as of January 29, 1994 and for the 52 weeks then ended included in the Company's 1993 Annual Report to its stockholders are incorporated herein by reference.

   Of the 25,000,000 shares of Preferred Stock authorized, 1,176,666.7 shares were issued pursuant to the LESOP, of which 1,082,113.1284 shares are currently outstanding, the remainder having been converted into Common Stock or cancelled under the terms of the LESOP, and 1,600,000 shares have been reserved under the terms of the Rights Agreement adopted in 1990. No further authorization of shares of Preferred Stock is being requested at this time.

   The Board of Directors recommends that the stockholders approve the proposed increase in authorized shares of Common Stock and total authorized shares and the proposed amendment to the Company's Restated Certificate of Incorporation, as amended. Such approval will require the affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote.

THE BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL.

APPROVAL OF AUDITORS (PROPOSAL 3)

KPMG Peat Marwick, independent certified public accountants, and members of the Securities and Exchange Commission Practice Section of the American Institute of Certified Public Accountants' Division of Certified Public Accounting firms, have been auditors of the Company's consolidated financial statements since 1916. Their employment for the purpose of auditing the Company's financial statements for the fiscal year ending January 28, 1995 has been authorized by the Board, upon the recommendation of the Audit Committee. Stockholder approval of such employment is requested.

   It is anticipated that a representative of KPMG Peat Marwick will attend the meeting, will be available to respond to appropriate questions, and will have an opportunity to make a statement should he or she desire so to do.

   The total amount paid to KPMG Peat Marwick for all services related to the fiscal 1993 audit of the Company's consolidated financial statements was approximately $1,900,000.

THE BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL.

STOCKHOLDER RESOLUTIONS

The Company has been informed that Evelyn Y. Davis, Watergate Office Building, 2600 Virginia Avenue, N.W., Suite 215, Washington, D.C. 20037, a recordholder of 100 shares of Common Stock intends to submit a resolution for adoption at the Annual Meeting, as follows:

STOCKHOLDER RESOLUTION NUMBER ONE (PROPOSAL 4)

RESOLUTION AND REASONS STATED BY SUBMITTING STOCKHOLDER

RESOLVED: "That the shareholders of J. C. Penney recommend that the Board of Directors take the necessary steps to reinstate the election of directors ANNUALLY, instead of the stagger system which was recently adopted."

REASONS: "Until recently, directors of J. C. Penney were elected annually by all shareholders."

"The great majority of New York Stock Exchange listed corporations elect all their directors each year."

"This insures that ALL directors will be more accountable to ALL shareholders each year and to a certain extent prevents the self-perpetuation of the Board."

"Last year the owners of 38,471,430 shares representing approximately 29.9% of shares voting, voted FOR this proposal."

"If you AGREE, please mark your proxy FOR this resolution."

THE BOARD OF DIRECTORS OPPOSES THIS PROPOSAL.

Prior to the 1985 Annual Meeting of Stockholders, directors were elected annually for a one-year term. At the 1985 meeting, stockholders by a substantial majority approved amendments to the Company's Restated Certificate of Incorporation, as amended, and to its By-laws providing, among other things, that the Board be divided into three classes of directors serving staggered three-year terms with each class being as nearly equal as possible ("Classified Board Amendments").

   In the proxy statement for that meeting, which contained a detailed discussion of the reasons for the Board's recommendation, the Board stated that the overall purpose of the Classified Board Amendments was to assure continuity and stability in the Company's operations. With a classified Board, it is more likely that a majority of the directors at any time will have had prior experience as directors of the Company, thereby facilitating continuity and planning for the Company's business. The Board believes that the longer time period required to elect a majority of a classified Board will protect the interests of stockholders.

   The Board continues to hold the view that the reasons set forth in the 1985 proxy statement are valid and that the election of directors by classes should be continued.

   It should be noted that adoption of this proposal would not in itself "reinstate" the annual election of directors but would simply amount to a request that the Board take the "necessary steps" to accomplish such reinstatement.

   At the 1993, 1992, 1991, 1990, 1989, and 1988 Annual Meetings of
Stockholders, a stockholder proposal virtually identical to this proposal was defeated, having received votes of 29.9%, 23.0%, 21.8%, 19.2%, 19.0%, and 19.1%, respectively, of the outstanding shares entitled to vote on the proposal.

ACCORDINGLY, THE BOARD CONTINUES TO RECOMMEND A VOTE AGAINST THIS PROPOSAL.

The Company has also been informed that the Amalgamated Clothing and Textile Workers Union, 1808 Swann Street N.W., Second Floor, Washington, D.C. 20009, a recordholder of 50 shares of Common Stock, intends to submit a resolution for adoption at the Annual Meeting, as follows:


STOCKHOLDER RESOLUTION NUMBER TWO (PROPOSAL 5)

RESOLUTION AND REASONS STATED BY SUBMITTING STOCKHOLDER

Resolved: The shareholders of J. C. Penney Company, Inc. ("Company") hereby request the Board of Directors to redeem the Preferred Stock Purchase Rights issued February 14, 1990 unless said issuance is approved by the affirmative vote of a majority of the outstanding shares at a meeting of shareholders held as soon as practical.

   This resolution received 40.0% of the vote last year.

   In February 1990, the Company's Board of Directors authorized the distribution of preferred stock purchase rights ("right" or "rights"). These rights are a type of corporate anti-takeover device commonly known as a poison pill.

   Under its terms, one right was declared for each common share outstanding. Each right entitles shareholders to purchase, under certain conditions, one two-hundredth of a share of the Company's Series A Preferred Stock at a purchase price of $280. The rights will be exercisable only if a person or group acquires beneficial ownership of 15% or more of the common shares or has commenced or intends to commence a tender offer upon consummation of which, such person or group would own 30% or more of the common shares. The Company may redeem the rights for $.01 per right subject to adjustment.

   We believe the terms of the Series A Preferred Stock Purchase Rights are designed to discourage or thwart an unwanted takeover of our Company. While management and the Board of Directors should have appropriate tools to ensure that all shareholders benefit from any proposal to buy the Company, we do not believe that the future possibility of a takeover justifies the unilateral implementation of such a poison pill-type device.

   We believe that shareholders should have the right to vote on the necessity of such a powerful tool that could be used to entrench existing management. The Company already has in place other devices for countering hostile takeover attempts, including a staggered board of directors.

   Rights plans like ours have become increasingly unpopular in recent years. In 1993, a majority of shareholders at Allergan, Hartmarx and Bowater voted in favor of proposals asking management to repeal or redeem poison pills.

   The effects of poison pill rights plans on the trading value of companies' stock have been the subject of extensive research. A 1986 study by the Office of the Chief Economist of the U. S. Securities and Exchange Commission on the economics of rights plans stated that "The stock-returns evidence suggests that the effect of poison pills to deter prospective hostile takeover bids outweighs the beneficial effects that might come from increased bargaining leverage of the target management." Another more recent 1988 study by Professor Michael Ryngaert singled out rights plans such as the one authorized by our Company for their negative effect on shareholder value.

   In light of what can best be described as the debatable economic benefit of our preferred share rights and the undeniably undemocratic way in which they were assigned to shareholders, we believe these rights should either be redeemed or voted on.

WE URGE SHAREHOLDERS TO VOTE FOR THIS RESOLUTION.

THE BOARD OF DIRECTORS OPPOSES THIS PROPOSAL.

In February 1990, the Board of Directors unanimously adopted a Rights Agreement ("Rights Plan") and declared a dividend distribution of one Preferred Stock Purchase Right (collectively, "Rights") on each outstanding share of the Company's Common Stock. The Rights Plan was established in connection with the Company's redemption of the rights issued pursuant to its original rights plan adopted in 1986. The Rights Plan is designed to encourage potential acquirors to negotiate directly with the Board of Directors, which the Company believes is in the best position to negotiate on behalf of all stockholders, evaluate the adequacy of any potential offer, and protect stockholders against potential abuses during the takeover process, such as partial and two-tiered tender offers and creeping stock accumulation programs, which do not treat all stockholders fairly and equally.

   The Rights Plan will allow the Board adequate time and flexibility to negotiate on behalf of the stockholders and enhance the Board's ability to negotiate the highest possible bid from a potential acquiror, develop alternatives which may better maximize stockholder values, preserve the long-term value of the Company for the stockholders, and ensure that all stockholders are treated fairly and equally. The Rights Plan is not intended to prevent a takeover on terms that are fair and equitable to all stockholders. The Board of Directors may, pursuant to the terms of the Rights Plan, redeem the Rights to permit an acquisition that it determines, in the exercise of its fiduciary duties, adequately reflects the value of the Company and to be in the best interests of all stockholders. Moreover, a number of other companies with existing rights plans have received unsolicited offers and have redeemed their rights after their directors were satisfied that the offer, as negotiated by the target company's board of directors, adequately reflected the underlying value of the company and was fair and equitable to all stockholders. The Board believes that rather than deterring good-faith negotiations between a potential acquiror and the Board, the Rights Plan will assist the Board in maximizing the price paid to stockholders in the event the Company is acquired.

   The proponent references two studies regarding the effect of rights plans on the trading value of the adopting companies' stock. However, March and October 1988 studies by Georgeson & Company, a nationally recognized proxy solicitation and investor relations firm, found that companies adopting rights plans do not lessen the value of their stock, and, more importantly, that companies with rights plans received higher takeover premiums than those companies without rights plans. The March 1988 Georgeson study concluded that companies with rights plans received takeover premiums averaging 69% higher than those received
by companies not protected by such plans.   Similarly, a March 1993 study by
Robert Comment and G. William Schwert of the Bradley Policy Research Center, University of Rochester, determined that rights plans do not deter takeovers. Additionally, Comment and Schwert found that rights plans are associated with higher takeover premiums for selling stockholders.

   The Board specifically examined its fiduciary responsibilities under Delaware law when it adopted the original rights plan in 1986 and the current Rights Plan. It is important to note that all but one of the Board's directors have principal occupations or employment outside of the Company, and that this preponderance of independent outside directors has consistently been the case for over fourteen years, thus providing further assurance that the Rights Plan will not be used for entrenchment purposes. The Board adopted the Rights Plan with the aim of protecting the interests of all stockholders and maximizing the value of their investments in the Company. Based on the Board's collective business experience and knowledge of the Company, it believes that the adoption of the Rights Plan was a valid exercise of its fiduciary obligations to all stockholders, and is in accord with the Board's responsibility under Delaware law to manage and direct the management of the Company's business and affairs. The Board does not believe that the Rights Plan will deter an acquisition offer that adequately reflects the underlying value of the Company and that is fair to all stockholders.

   At the 1993 and 1992 Annual Meetings of Stockholders stockholder proposals virtually identical to this proposal were defeated, having received votes of 34.1% and 31.1%, respectively, of the outstanding shares entitled to vote on the proposal. Also, substantially similar proposals relating to the original 1986 rights plan were defeated at the 1987 and 1988 Annual Meetings of Stockholders, receiving votes of only 25.2% and 27.6%, respectively, of the outstanding shares entitled to vote.

   ACCORDINGLY, THE BOARD RECOMMENDS A VOTE AGAINST THIS PROPOSAL.

REQUIREMENTS, INCLUDING DEADLINES, FOR SUBMISSION OF PROXY PROPOSALS, NOMINATION OF DIRECTORS, AND OTHER BUSINESS BY STOCKHOLDERS.

Under the rules of the Securities and Exchange Commission, the date by which proposals of stockholders intended to be presented at the 1995 Annual Meeting of Stockholders must be received by the Company for inclusion in its proxy statement and form of proxy relating to that meeting is December 13, 1994.

   Under the Company's By-laws, certain procedures are provided which a stockholder must follow to nominate persons for election as directors or to introduce an item of business at an annual meeting of stockholders. These procedures provide, generally, that stockholders desiring to make nominations for directors, and/or bring a proper subject of business before the meeting, must do so by a written notice timely received (not later than 90 days in advance of such meeting) by the Secretary of the Company containing the name and address of the stockholder, and a representation that the stockholder is a holder of record and intends to appear in person or by proxy at the meeting. If the notice relates to a nomination for director, it must also set forth the name and address of any nominee(s), all arrangements or understandings between the stockholder and each nominee, and any other person(s) (naming such person(s)) pursuant to which the nomination(s) are to be made, such other information regarding each nominee as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had each nominee been nominated by the Board, and the consent of each nominee to serve. Notice of an item of business shall include a brief description of the proposed business and any material interest of the stockholder in such business.

   The chairman of the meeting may refuse to allow the transaction of any business not presented, or to acknowledge the nomination of any person not made, in compliance with the foregoing procedures.

   Stockholders were advised by a notice to stockholders included with the February 1, 1994 dividend that any nomination for director and notice of any such business to be properly brought before the 1994 Annual Meeting had to be made by stockholders no later than February 19, 1994. It is currently expected that the 1995 Annual Meeting of Stockholders will be held on or about May 19, 1995, in which event any advance notice of nominations for directors and items of business (other than proposals intended to be included in the proxy statement and form of proxy, which as noted above must be received by December 13, 1994) must be given by stockholders by February 18, 1995. The Company does, however, retain the right to change this date as it, in its sole discretion, may determine. Notice of any change will be furnished to stockholders prior to the expiration of the 90-day advance notice period referred to above. Copies of the Company's By-laws are available from the Secretary of the Company.

CONFIDENTIAL VOTING

The Company, considering it to be in the best interest of stockholders, has a policy to the effect that all proxy (voting instruction) cards, ballots, and vote tabulations which identify the particular vote of a stockholder are to be kept secret from the Company, its directors, officers, and employees. Accordingly, proxy cards are returned in envelopes addressed to the tabulator, which receives and tabulates the proxies. The final tabulation is inspected by inspectors of election who are independent of the Company, its directors, officers, or employees. The identity and vote of any stockholder shall not be disclosed to the Company, its directors, officers, or employees, nor to any third party except (i) to allow the independent election inspectors to certify the results of the vote to the Company, its directors, officers, and employees;
(ii) as necessary to meet applicable legal requirements and to assert or defend claims for or against the Company; (iii) in the event of a proxy solicitation based on an opposition proxy statement filed, or required to be filed, with the Securities and Exchange Commission; or (iv) in the event a stockholder has made a written comment on such material.

OTHER MATTERS

The Board of Directors does not intend to present any other business at the meeting and knows of no other matters which will be properly presented. However, if any other matter calling for a vote of stockholders is properly presented at the meeting, it is the intention of the persons named in the accompanying proxy to vote in accordance with their judgment on such matters.



                                 C. R. Lotter, Secretary

                                                                       EXHIBIT A



          PROPOSED AMENDMENT TO RESTATED CERTIFICATE OF INCORPORATION

The first paragraph of Article FOURTH of the Restated Certificate of Incorporation, as amended, of J. C. Penney Company, Inc. is hereby amended to read as follows:

   FOURTH: The total number of shares of all classes of stock which the Company shall have authority to issue is 1,275,000,000 of which 25,000,000 shares shall be shares of Preferred Stock without par value (hereinafter called Preferred Stock) and 1,250,000,000 shares shall be shares of Common Stock of 50c par value (hereinafter called Common Stock).

                                  APPENDIX

                         Graphic and Image Material

1. Photographs of nominees for director appear next to their biographies on pages 5 through 7.

2. Narrative description of performance graphs appear on page 14.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE
VOTED IN THE MANNER DIRECTED HEREIN. IF NO                         Please mark
DIRECTION IS MADE, THIS PROXY WILL BE VOTED               [  X  ]  your votes
FOR ELECTION OF ALL DIRECTORS AND FOR                                as this
PROPOSALS 2 AND 3 AND AGAINST PROPOSALS 4 AND 5.

- --------------------------------------------------------------------------------
         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING
                PROPOSALS AS DESCRIBED IN THE PROXY STATEMENT:
- --------------------------------------------------------------------------------

1.  Election of Directors (see reverse).

       FOR all nominees      AUTHORITY WITHHELD
       except as noted       as to all nominees

           [     ]                [     ]


2.  Approval of Increase in Common and Authorized Shares.

             FOR          AGAINST         ABSTAIN

           [     ]        [     ]         [     ]


3.  Approval of Auditors.

             FOR          AGAINST         ABSTAIN

           [     ]        [     ]         [     ]


- --------------------------------------------------------------------------------
       THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THE FOLLOWING
               PROPOSALS AS DESCRIBED IN THE PROXY STATEMENT:
- --------------------------------------------------------------------------------

4.  Stockholder resolution regarding classification of Board.

             FOR          AGAINST         ABSTAIN

           [     ]        [     ]         [     ]


5.  Stockholder resolution regarding rights dividend.

             FOR          AGAINST         ABSTAIN

           [     ]        [     ]         [     ]


- --------------------------------------------------------------------------------

                        PLEASE SIGN AND DATE
                        Please sign your name exactly as stenciled hereon.


                        -------------------------------------------------------
                        SIGNATURE                                    DATE




- -------------------------------------------------------------------------------



                          J.C. PENNEY COMPANY, INC.
                        PROXY/VOTING INSTRUCTION CARD
              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         TO PARTICIPANTS IN THE JCPENNEY FINANCIAL SERVICES THRIFT
                       AND INVESTMENT RETIREMENT PLAN.

By properly executing this card on the reverse, you are instructing NationsBank of Texas, N.A. ("Trustee") to vote, on your behalf, in person or by proxy, shares of stock held for you in accounts under the JCPenney Financial Services Thrift and Investment Retirement Plan at the Annual Meeting of Stockholders of J.C. Penney Company, Inc., to be held at the Company's Home Office, 6501 Legacy Drive, Plano, Texas 75024-3698, on Friday, May 20, 1994, at 10:00 A.M., local time, and at any adjournment or postponement thereof, upon such business as may come before the meeting, including the items set forth on the reverse.

THE TRUSTEE HAS INDICATED ITS INTENT TO VOTE THE SHARES REPRESENTED HEREBY
(A) IF AN INSTRUCTION CARD IS EXECUTED BY YOU AND RECEIVED BY MAY 17, 1994, IN ACCORDANCE WITH THE DIRECTIONS ON THE REVERSE AND (B) IF NO SUCH INSTRUCTION CARD IS SO RECEIVED, FOR ELECTION OF ALL DIRECTORS AND FOR PROPOSALS 2 AND 3 AND AGAINST PROPOSALS 4 AND 5.

For your information, a copy of the Board of Directors' Proxy Statement for the meeting is enclosed herewith.

Nominees for Election of Directors for the term set forth in the Proxy Statement are V.E. Jordan, Jr., J.C. Pfeiffer, and A.K. Pye. TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE, WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED ON THE REVERSE.

Your instructions as to your shares of stock are important and cannot be followed by the Trustee unless this card is properly executed by you and received by the Trustee by MAY 17, 1994. Therefore, please sign, date and return this card promptly in the envelope provided. No postage is required if this envelope is mailed in the United States.

                         (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE
VOTED IN THE MANNER DIRECTED HEREIN. IF NO                         Please mark
DIRECTION IS MADE, THIS PROXY WILL BE VOTED               [  X  ]  your votes
FOR ELECTION OF ALL DIRECTORS AND FOR                                as this
PROPOSALS 2 AND 3 AND AGAINST PROPOSALS 4 AND 5.


                -------------------     -------------------
                   SAVINGS PLAN               LESOP

- --------------------------------------------------------------------------------
         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING
                PROPOSALS AS DESCRIBED IN THE PROXY STATEMENT:
- --------------------------------------------------------------------------------

1.  Election of Directors (see reverse).

       FOR all nominees      AUTHORITY WITHHELD
       except as noted       as to all nominees

           [     ]                [     ]


2.  Approval of Increase in Common and Authorized Shares.

             FOR          AGAINST         ABSTAIN

           [     ]        [     ]         [     ]


3.  Approval of Auditors.

             FOR          AGAINST         ABSTAIN

           [     ]        [     ]         [     ]


- --------------------------------------------------------------------------------
       THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THE FOLLOWING
               PROPOSALS AS DESCRIBED IN THE PROXY STATEMENT:
- --------------------------------------------------------------------------------

4.  Stockholder resolution regarding classification of Board.

             FOR          AGAINST         ABSTAIN

           [     ]        [     ]         [     ]


5.  Stockholder resolution regarding rights dividend.

             FOR          AGAINST         ABSTAIN

           [     ]        [     ]         [     ]


- --------------------------------------------------------------------------------

                        PLEASE SIGN AND DATE
                        Please sign your name exactly as stenciled hereon.


                        -------------------------------------------------------
                        SIGNATURE                                    DATE




- -------------------------------------------------------------------------------



                          J.C. PENNEY COMPANY, INC.
                        PROXY/VOTING INSTRUCTION CARD
                               ALLOCATED STOCK
             THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

TO PARTICIPANTS IN THE COMPANY'S SAVINGS AND PROFIT-SHARING RETIREMENT PLAN ("SAVINGS PLAN") AND THE COMPANY'S SAVINGS, PROFIT-SHARING AND STOCK OWNERSHIP PLAN ("LESOP"; TOGETHER, "PLANS"):

BY PROPERLY EXECUTING THIS CARD ON THE REVERSE, YOU ARE INSTRUCTING STATE STREET BANK AND TRUST COMPANY ("TRUSTEE") TO VOTE ON YOUR BEHALF, IN ACCORDANCE WITH YOUR INSTRUCTIONS, IN PERSON OR BY PROXY, SHARES OF VOTING STOCK HELD FOR YOU IN ACCOUNTS UNDER THE PLANS ("ALLOCATED STOCK"), AT THE ANNUAL MEETING OF COMPANY STOCKHOLDERS, TO BE HELD AT THE COMPANY'S HOME OFFICE, 6501 LEGACY DRIVE, PLANO, TEXAS 75024-3698 ON FRIDAY, MAY 20, 1994,
AT 10:00 A.M., LOCAL TIME, AND AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF, UPON SUCH BUSINESS AS MAY COME BEFORE THE MEETING, INCLUDING THE ITEMS SET FORTH ON THE REVERSE. IF THIS PROXY/VOTING INSTRUCTION CARD IS NOT RECEIVED BY THE TRUSTEE BY MAY 17, 1994, YOUR ALLOCATED STOCK WILL BE VOTED IN THE SAME PROPORTION AS INSTRUCTIONS RECEIVED BY THE TRUSTEE BY THAT DATE FROM THE PLANS' PARTICIPANTS WHO HAVE TIMELY RETURNED THEIR UNALLOCATED/UNDIRECTED PROXY/VOTING INSTRUCTION CARDS.

For your information, a copy of the Board of Directors' Proxy Statement for the meeting is enclosed herewith.

Nominees for Election of Directors for the term set forth in the Proxy Statement are V.E. Jordan, Jr., J.C. Pfeiffer, and A.K. Pye. TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE, WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED ON THE REVERSE.

Your instructions as to your Allocated Stock are important and cannot be followed by the Trustee unless this card is properly executed by you and received by the Trustee by MAY 17, 1994. Therefore, please sign, date, and return this card promptly in the envelope provided. No postage is required if this envelope is mailed in the United States.

                         (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE
VOTED IN THE MANNER DIRECTED HEREIN. IF NO                         Please mark
DIRECTION IS MADE, THIS PROXY WILL BE VOTED               [  X  ]  your votes
FOR ELECTION OF ALL DIRECTORS AND FOR                                as this
PROPOSALS 2 AND 3 AND AGAINST PROPOSALS 4 AND 5.

- --------------------------------------------------------------------------------
         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING
                PROPOSALS AS DESCRIBED IN THE PROXY STATEMENT:
- --------------------------------------------------------------------------------

1.  Election of Directors (see reverse).

       FOR all nominees      AUTHORITY WITHHELD
       except as noted       as to all nominees

           [     ]                [     ]


2.  Approval of Increase in Common and Authorized Shares.

             FOR          AGAINST         ABSTAIN

           [     ]        [     ]         [     ]


3.  Approval of Auditors.

             FOR          AGAINST         ABSTAIN

           [     ]        [     ]         [     ]


- --------------------------------------------------------------------------------
       THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THE FOLLOWING
               PROPOSALS AS DESCRIBED IN THE PROXY STATEMENT:
- --------------------------------------------------------------------------------

4.  Stockholder resolution regarding classification of Board.

             FOR          AGAINST         ABSTAIN

           [     ]        [     ]         [     ]


5.  Stockholder resolution regarding rights dividend.

             FOR          AGAINST         ABSTAIN

           [     ]        [     ]         [     ]


- --------------------------------------------------------------------------------

                        PLEASE SIGN AND DATE
                        Please sign your name exactly as stenciled hereon.


                        -------------------------------------------------------
                        SIGNATURE                                    DATE




- -------------------------------------------------------------------------------



                          J.C. PENNEY COMPANY, INC.
                        PROXY/VOTING INSTRUCTION CARD
                      UNALLOCATED AND UNDIRECTED STOCK
              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

TO PARTICIPANTS IN THE COMPANY'S SAVINGS AND PROFIT-SHARING RETIREMENT PLAN ("SAVINGS PLAN") AND THE COMPANY'S SAVINGS, PROFIT-SHARING AND STOCK OWNERSHIP PLAN ("LESOP"; TOGETHER, "PLANS"):

BY PROPERLY EXECUTING THIS CARD ON THE REVERSE, YOU ARE INSTRUCTING STATE STREET BANK AND TRUST COMPANY ("TRUSTEE") TO VOTE, IN PERSON OR BY PROXY, SHARES OF VOTING STOCK HELD UNDER THE PLANS (I) NOT YET ALLOCATED TO THE ACCOUNTS OF PLANS' PARTICIPANTS ("UNALLOCATED STOCK") AND (II) ALLOCATED TO THE ACCOUNTS OF PLANS' PARTICIPANTS FROM WHOM AN EXECUTED PROXY/VOTING INSTRUCTION CARD IS NOT RECEIVED BY THE TRUSTEE BY MAY 17, 1994 ("UNDIRECTED STOCK"), AT THE ANNUAL MEETING OF COMPANY STOCKHOLDERS, TO BE HELD AT THE COMPANY'S HOME OFFICE, 6501 LEGACY DRIVE, PLANO, TEXAS 75024-3698, ON FRIDAY, MAY 20, 1994, AT 10:00 A.M., LOCAL TIME, AND AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF, UPON SUCH BUSINESS AS MAY COME BEFORE THE MEETING, INCLUDING THE ITEMS SET FORTH ON THE REVERSE. UNDIRECTED STOCK AND UNALLOCATED STOCK WILL BE VOTED IN THE SAME PROPORTION AS INSTRUCTIONS RECEIVED BY THE TRUSTEE BY MAY 17, 1994 FROM THE PLANS' PARTICIPANTS WHO RETURN THIS PROXY/VOTING INSTRUCTION CARD.

For your information, a copy of the Board of Directors' Proxy Statement for the meeting is enclosed herewith.

Nominees for Election of Directors for the term set forth in the Proxy Statement are V.E. Jordan, Jr., J.C. Pfeiffer, and A.K. Pye. TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE, WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED ON THE REVERSE.

Your instructions as to Unallocated Stock and Undirected Stock are important and cannot be followed by the Trustee unless this card is properly executed by you and received by the Trustee by MAY 17, 1994. Therefore, please sign, date, and return this card promptly in the envelope provided. No postage is required if this envelope is mailed in the United States.

                         (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE
VOTED IN THE MANNER DIRECTED HEREIN. IF NO                         Please mark
DIRECTION IS MADE, THIS PROXY WILL BE VOTED               [  X  ]  your votes
FOR ELECTION OF ALL DIRECTORS AND FOR                                as this
PROPOSALS 2 AND 3 AND AGAINST PROPOSALS 4 AND 5.


                -------------------     -------------------
                      COMMON                   DRIP

- --------------------------------------------------------------------------------
         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING
                PROPOSALS AS DESCRIBED IN THE PROXY STATEMENT:
- --------------------------------------------------------------------------------

1.  Election of Directors (see reverse).

       FOR all nominees      AUTHORITY WITHHELD
       except as noted       as to all nominees

           [     ]                [     ]


2.  Approval of Increase in Common and Authorized Shares.

             FOR          AGAINST         ABSTAIN

           [     ]        [     ]         [     ]


3.  Approval of Auditors.

             FOR          AGAINST         ABSTAIN

           [     ]        [     ]         [     ]


- --------------------------------------------------------------------------------
       THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THE FOLLOWING
               PROPOSALS AS DESCRIBED IN THE PROXY STATEMENT:
- --------------------------------------------------------------------------------

4.  Stockholder resolution regarding classification of Board.

             FOR          AGAINST         ABSTAIN

           [     ]        [     ]         [     ]


5.  Stockholder resolution regarding rights dividend.

             FOR          AGAINST         ABSTAIN

           [     ]        [     ]         [     ]


- --------------------------------------------------------------------------------

                                   I/we plan to attend the meeting  [     ]


                        PLEASE SIGN AND DATE
                        Please sign your name or names exactly as stenciled hereon. For a joint account, each joint owner should sign. Persons signing in a representative capacity should indicate their capacity.


                        -------------------------------------------------------
                        SIGNATURE                                    DATE


                        -------------------------------------------------------
                        SIGNATURE                                    DATE



- -------------------------------------------------------------------------------



                          J.C. PENNEY COMPANY, INC.
                        PROXY/VOTING INSTRUCTION CARD
              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

By properly executing this card on the reverse, you are authorizing M.A. Burns, W.R. Howell, Boris Yavitz, or any one of them, with power of substitution in each, to represent and vote the stock owned of record which you are entitled to vote at the Annual Meeting of Stockholders, to be held at the Company's Home Office, 6501 Legacy Drive, Plano, Texas 75024-3698, on Friday, May 20, 1994, at 10:00 A.M., local time, and at any adjournment or postponement thereof ("Meeting"), upon such business as may come before the Meeting, including the items set forth on the reverse ("Business").

AS DESCRIBED ON PAGE 1 OF THE PROXY STATEMENT, THIS CARD ALSO PROVIDES VOTING INSTRUCTIONS AT SUCH MEETING FOR CHEMICAL BANK ("AGENT") FOR SUCH BUSINESS FOR PARTICIPANTS IN THE COMPANY'S DIVIDEND REINVESTMENT PLAN ("DRIP") BOTH FOR COMMON STOCK (IF ANY) ALLOCATED TO YOUR ACCOUNTS AND FOR COMMON STOCK ALLOCATED TO OTHER DRIP PARTICIPANTS' ACCOUNTS FOR WHICH VOTING INSTRUCTIONS ARE NOT RECEIVED BY MAY 17, 1994 ("UNDIRECTED STOCK"). IF THIS VOTING INSTRUCTION CARD IS EXECUTED AND RECEIVED BY MAY 17, 1994, THE AGENT WILL VOTE AS FOLLOWS: (A) FOR COMMON STOCK ALLOCATED TO THE UNDERSIGNED'S ACCOUNTS, IN ACCORDANCE WITH THE INSTRUCTIONS HEREIN AND (B) FOR UNDIRECTED STOCK, IN THE SAME PROPORTION AS ALL COMMON STOCK ALLOCATED TO ACCOUNTS FOR WHICH INSTRUCTION CARDS RECEIVED BY MAY 17, 1994 HAS BEEN VOTED.

Nominees for Election of Directors for the term set forth in the Proxy Statement are V.E. Jordan, Jr., J.C. Pfeiffer, and A.K. Pye. TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE, WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED ON THE REVERSE.

Your vote is important and cannot be recorded by the proxies or Agent unless this card is properly executed by you and returned. Therefore, please sign, date and return this card promptly in the envelope provided. No postage is required if this envelope is mailed in the United States.

                         (Continued on reverse side)